AMENDMENT NO. 4
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT


          THIS AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT (the "Amendment") dated as of May 29, 1998 is entered into by and among APR FUNDING CORPORATION, a Delaware corporation ("Seller"), UNIVERSAL PREMIUM ACCEPTANCE CORPORATION, a Missouri corporation, individually ("UPAC") and as Servicer (in such capacity, the "Servicer"), TRANSFINANCIAL HOLDINGS, INC. (formerly known as Anuhco, Inc.), a Delaware corporation (the "Parent"), EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation ("Purchaser"), and BANKBOSTON, N.A. (formerly known as THE FIRST NATIONAL BANK OF BOSTON) (as "Agent", as "Custodian" and in its individual capacity). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Appendix A to the "Agreement" (as defined below).


                              W I T N E S S E T H:

          WHEREAS, the Seller, UPAC, the Servicer, the Parent, the Purchaser and the Agent have entered into that certain Receivables Purchase Agreement dated as of December 31, 1996 (as the same shall have been amended through the date hereof, the "Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein), pursuant to which, among other things, the Seller has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Seller, undivided percentage interests in the Seller's Receivables; and

          WHEREAS, the parties hereto have agreed to modify certain terms and provisions of the Agreement as set forth herein;
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS TO THE AGREEMENT. Effective as of the first date on which each of the conditions set forth in Section 2 hereof shall have been satisfied, the Agreement is amended as follows:

          (a) Section 1.01 of the Agreement is hereby amended to delete the amount "$50,000,000" and to substitute therefor "$65,000,000".

          (b) The definition of "Change in Control" is hereby amended to delete the references to "APR" in clause (b) thereof and to substitute therefor
     "UPAC".

          (c) The definition of "Excess Concentration Deduction" in Appendix A of the Agreement is hereby amended to delete the tables in Section (A)2 of such definition and to substitute the following tables therefor:

          Best's Rating                      Generation Limit


          B to A++                           2.0%
          B- (or lower)                      0.5%

          (d) The definition of "Excess Concentration Deduction" in Appendix A of the Agreement is hereby further amended to add the following Sections A(4) and (I) thereto:

     4. If the Insurance Obligor is not described in any of clauses 1 through 3 above: 0.5%.

          (I)  Certain Insurance Obligors in the Aggregate.  The amount by which
          (x) the aggregate unpaid principal balance of all Eligible Receivables having Insurance Obligors which either (1) have a Best's Rating of lower than B-, or (2) are not otherwise described in any of clauses 1 through 3 of Section (A) of this definition, exceeds (y) an amount equal to 2.5% of the unpaid principal balance of all Eligible Receivables.

          (e) The definition of "Eligible Insurance Carrier" in Appendix A of the Agreement is hereby amended to delete clause (b) thereof.

          (f) Schedule 6.01(o) is amended to add the following to the list of banks:

          Oxford Bank & Trust (as Depository Bank)
          1100 Lake Street
          Addison, Illinois 60101

          (g) Exhibit 3.03(b) "Form of Weekly Report" is replaced in its entirety by Exhibit 3.03(b) attached hereto.

          SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

          (a) The Agent shall have received the following (including all attachments thereto), each (unless otherwise indicated) dated the date of the initial Originator Purchase from Oxford under the Purchase and Sale Agreement and in form and substance satisfactory to the Agent:

               (i) Eight fully executed copies of (A) this Amendment, (B) Amendment No. 1 to the Purchase and Sale Agreement, (C) the letter agreement amending the Fee Agreement, in the form of Exhibit A attached hereto, and (D) the letter agreement amending the fee letter referred to in Section 2.10 of the Liquidity Agreement, in the form of Exhibit B attached hereto;


               (ii) A copy of the resolutions of the Board of Directors of Oxford approving the Purchase and Sale Agreement and Amendment No. 1 to the Purchase and Sale Agreement and the transactions contemplated thereby certified by its Secretary or Assistant Secretary;

               (iii) Good standing certificate for Oxford issued by the Secretary of State of Illinois;

               (iv) A certificate of the Secretary or Assistant Secretary of Oxford certifying the names and true signatures of the officers authorized on its behalf to sign Amendment No.1 to the Purchase and Sale Agreement;

               (v) The Articles of Incorporation of Oxford, duly certified by the Secretary of State of Illinois, as of a recent date acceptable to the Agent, together with a copy of the By-laws of Oxford, duly certified by the Secretary or an Assistant Secretary of Oxford;

               (vi) Copies of acknowledgment copies of (A) proper Financing Statements (Form UCC-1), naming Oxford, as Originator, as the assignor of Receivables, Funding, as secured party/purchaser, and Seller as assignee of such Financing Statements, and (B) proper terminations of Financing Statements (Form UCC-3), terminating any and all Financing Statements which cover any Receivable or Contract other than pursuant to the Purchase and Sale Agreement or the Agreement;

               (vii) Copies of search reports (including tax, UCC, ERISA and judgment liens) provided in writing to the Agent, listing all effective financing statements that name Oxford as debtor and that are filed in or relate to the jurisdictions in which filings were made pursuant to subsection (vi) above, together with copies of such financing statements (none of which shall cover any Receivables or Contracts other than pursuant to the Agreement or the Purchase and Sale Agreement );

               (viii) Duly executed Deposit Account Agreement with Oxford Bank and Trust;

               (ix) Such powers of attorney as Agent or the Purchaser shall reasonably request to enable them to collect all amounts due under any and all Contracts and related Receivables originated by Oxford;

               (x) Evidence that Oxford has marked its master data processing records to reflect Funding's (or Funding's assignee's) interest in each Pool Receivable;

               (xi) An executed copy of an amendment to the Tax Sharing Agreement among Parent and its "affiliated group of companies" (including APR, UPAC, UPAC of California and Oxford), adding Oxford as a party thereto;

               (xii) Opinions of Polsinelli, White, Vardeman & Shalton, counsel to Oxford as to perfection, authority and other matters in form and substance satisfactory to the Agent;

               (xiii) Opinions of Polsinelli, White, Vardeman & Shalton, counsel to Seller and Oxford as to "true sale" and "nonsubstantive consolidation" in form and substance satisfactory to the Agent;

               (xiv) An executed copy of the Subordinated Intercompany Revolving Note payable by the Seller to Oxford; and

               (xv) Such other further documents and information as Funding shall reasonably request.

          (b) No event or condition has occurred and is continuing, or would result from the execution, delivery or performance of this Amendment, which would constitute a Liquidation Event or Unmatured Liquidation Event;

          (c) The Purchaser shall have obtained confirmation from each of the three rating agencies rating the Commercial Paper Notes that the amendment herein to the definition of "Excess Concentration Deduction" will not result in a withdrawal or reduction of the ratings of the Commercial Paper Notes;

          (d) All of the fees and expenses referred to in Section 9 below and any other fees and expenses owing under Section 14.05 of the Agreement shall have been paid in full; and

          (e) The conditions precedent to the effectiveness of Amendment No. 2 to the Liquidity Agreement shall have been fully satisfied.

          SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) Upon the effectiveness of this Amendment, each of the Seller, UPAC, the Servicer and the Parent, hereby remakes and reaffirms all covenants, representations and warranties made by it (or deemed made by it) in the Agreement, the Backup Servicing Agreement, the Custody Agreement and the Parent Support Agreement (except, in each case, to the extent that such covenants, representations or warranties expressly speak as to another date).

          (b) Each of the Seller, UPAC and the Parent covenants and agrees that none of the proceeds of any Purchase shall be used directly or indirectly to purchase the capital stock of Oxford from Oxford Bank & Trust.

          SECTION 4. CONSENT AND REAFFIRMATION. The Parent, by its execution hereof, hereby (i) consents to the execution, delivery and performance of the Amendment by all of the parties hereto and (ii) reaffirms all of its obligations and liabilities under that certain Parent Support Agreement dated as of December 31, 1996 executed by the Parent in favor of the Seller and its successors and assigns, which obligations and liabilities shall remain in full force and effect.

          SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS DISTINGUISHED FROM THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

          SECTION 6. SEVERABILITY. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

          SECTION 7.  REFERENCE TO AND EFFECT ON THE AGREEMENT.   Upon the
effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as previously amended and as amended hereby. Except as otherwise amended by this Amendment, the Agreement as previously amended shall continue in full force and effect and is hereby ratified and confirmed.

          SECTION 8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          SECTION 9. FEES AND EXPENSES. The Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                              APR FUNDING CORPORATION,
                                as Seller



                              By
                                Title


                              UNIVERSAL PREMIUM ACCEPTANCE CORPORATION, individually and as initial Servicer



                              By
                                Title


                              TRANSFINANCIAL HOLDINGS, INC.
                              (formerly known as Anuhco, Inc.)
                                as Parent



                              By
                                Title:
                              EAGLEFUNDING CAPITAL CORPORATION,
                                as Purchaser

                              By: BANKBOSTON, N.A.(formerly known as The First National Bank of Boston) as its attorney-in-fact


                                             By
                                   Title


                              BANKBOSTON, N.A.(formerly known as THE FIRST
                              NATIONAL BANK OF BOSTON), as Agent




                              By
                              Title

Acknowledged and agreed to
as of this 29th day of May, 1998 in
accordance with Section 5.03 of that
certain Liquidity Agreement dated as of
December 31, 1996, as amended, among the Purchaser, the financial institutions from time to time parties thereto (the "Liquidity
Providers"), BankBoston, N.A.(formerly
known as The First National Bank of Boston), as liquidity agent (the "Liquidity
Agent") and Bankers Trust Company, as
collateral agent (the "Collateral Agent")


BANKBOSTON, N.A. (formerly known as THE
FIRST NATIONAL BANK OF BOSTON), as a
Liquidity Provider




By
Title


HARRIS TRUST AND SAVINGS BANK,
 as a Liquidity Provider



By
Title